                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





       DATE OF REPORT (Date of earliest event reported): October 10, 1997
                               (January 6, 1997)



                            SPIEKER PROPERTIES, INC.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            MARYLAND                  1-12528                94-3185802
--------------------------------   -----------------   ---------------------
(State or other jurisdiction of     (Commission            (IRS Employer
incorporation or organization)       File Number)       Identification No.)



        2180 SAND HILL ROAD, MENLO PARK, CA                   94025
------------------------------------------------          ---------------
      (Address of principal executive offices)              (Zip code)



                                 (415) 854-5600
       ------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                            SPIEKER PROPERTIES, INC.
                                 CURRENT REPORT
                                       ON
                                   FORM 8-K/A



This Report on Form 8-K/A is being filed solely to amend the financial statements provided in Item 7(a)(i) of the Report on Form 8-K dated September 22, 1997.



Item 7. Financial Statements and Exhibits.


(a) (i) Statements of Revenues and Certain Expenses for the WCB Portfolio

        Report of Independent Public Accountants
        Statements of Revenues and Certain Expenses for the six months ended
            June 30, 1997, (unaudited) and for the year ended December 31,
            1996
        Notes to Statements of Revenues and Certain Expenses for the six months ended June 30, 1997, (unaudited) and for the year ended December 31, 1996

(b)     Exhibits

        23.1   Consent of Independent Public Accountants

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Spieker Properties, Inc.:

        We have audited the accompanying statement of revenues and certain expenses of the WCB Portfolio, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of management of Spieker Properties, Inc. (the "Company"). Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis of our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K/A dated October 10, 1997, and is not intended to be a complete presentation of the revenues and expenses of the WCB Portfolio.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the WCB Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                   ARTHUR ANDERSEN LLP

San Francisco, California
September 26, 1997

                            SPIEKER PROPERTIES, INC.

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                              FOR THE WCB PORTFOLIO
               FOR THE SIX MONTHS ENDED JUNE 30, 1997, (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)








                                                                 Year Ended
                                       Six Months Ended          December 31,
                                        June 30, 1997               1996
                                       ----------------          ------------
                                         (unaudited)

RENTAL REVENUES                            $ 42,534               $ 83,103

CERTAIN EXPENSES:

   Rental expenses                            9,313                 19,319
   Real estate taxes                          3,508                  6,693
                                           --------               --------
                                             12,821                 26,012
                                           --------               --------

REVENUES IN EXCESS OF CERTAIN
  EXPENSES                                 $ 29,713               $ 57,091
                                           ========               ========

                            SPIEKER PROPERTIES, INC.

              NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                              FOR THE WCB PORTFOLIO
               FOR THE SIX MONTHS ENDED JUNE 30, 1997, (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)


1.   Basis of Presentation and Summary of Significant Accounting Policies:

     Properties Acquired

     The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the WCB Portfolio (the "Properties") to be acquired by Spieker Properties, L.P. and its affiliates (the "Company") during the latter half of the fourth quarter of 1997. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

     Basis of Presentation

     The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     The financial information presented for the six months ended June 30, 1997, is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.   Leasing Activity:

     The minimum future rental revenues from leases in effect as of July 1, 1997, for the remainder of 1997 and annually thereafter are as follows:


                      Year                                       Amount
                      ----                                      -------

                      1997 (six months)                          $28,734
                      1998                                        49,621
                      1999                                        40,857
                      2000                                        29,215
                      2001                                        23,290
                      Thereafter                                  66,831
                                                                --------
                                                                $238,548
                                                                ========


In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $6,762 for the six months ended June 30, 1997, (unaudited) and $14,310 for the year ended December 31, 1996. Certain leases contain options to renew.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   SPIEKER PROPERTIES, INC.
                                                        (Registrant)



Date:     October 10, 1997                     By: /s/ ELKE STRUNKA
          ----------------                         ---------------------
                                                   Elke Strunka
                                                   Vice President and
                                                   Principal Accounting Officer

                                 EXHIBIT INDEX
                                 -------------




EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------

23.1                    Consent of Independent Public Accountants